Exhibit 99.2 F&G Annuities & Life, Inc. ("F&G" or "the Company") (NYSE: FG) Financial Supplement March 31, 2023 - Updated (Year Ended December 31) The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. We adopted Accounting Standards Update ("ASU") 2018-12, Financial Services-Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") using the full retrospective transition method effective January 1, 2023, with a transition date of January 1, 2021. The 2022 and 2021 financial information contained herein have been adjusted for our full retrospective adoption of this update. In addition, subsequent to filing our March 31, 2023 quarterly financial supplement on May 3, 2023, we have updated our methodology for calculating the market related liability adjustment included in our non-GAAP financial measure of adjusted net earnings ("ANE"). The change also impacted other non-GAAP financial measures that derive from ANE, including adjusted net earnings per diluted share, adjusted return on average equity excluding AOCI and adjusted return on assets. We have restated all periods presented in the prior March 31, 2023 quarterly financial supplement for this change. Non-GAAP Financial Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. 1

Page A. Financial Highlights Consolidated Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Consolidated Statements of Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Adjusted Net Earnings (Loss) Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Adjusted Net Earnings (Loss) - Significant Income and Expense Items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted Return on Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Assets Under Management Rollforward and Average Assets Under Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Interest and Investment Income and Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Reconciliation of Return on Equity (ROE) to Adjusted ROE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Ratings Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 B. Product Summary GAAP Net Reserve Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Account Balance Rollforward . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Liability Characteristics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 C. Investment Summary Summary of Invested Assets by Asset Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Credit Quality of Fixed Maturity Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 D. Counterparty Risk Top 5 Reinsurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 E. Shareholder Information Common Stock Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Quarterly Cash Dividend History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Research Analyst Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 F. Non-GAAP Financial Measures Definitions 19 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 2

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2023
(All periods are unaudited)

## Consolidated Financial Highlights

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| **Select Income Statement Data:** | | | | | | | |
| Net earnings (loss) | $ (195) | $ (176) | $ 187 | $ 385 | $ 239 | $ 635 | $ 1,240 |
| Adjusted net earnings (loss) (a) | 61 | 130 | (12) | 155 | 80 | 353 | 640 |
| **Per Share Metrics:** | | | | | | | |
| Net earnings (loss) per diluted share | $ (1.56) | $ (1.41) | $ 1.50 | $ 3.60 | $ 2.28 | $ 5.52 | $ 11.81 |
| Adjusted net earnings (loss) per diluted share (a) | 0.49 | 1.04 | (0.10) | 1.45 | 0.76 | 3.07 | 6.10 |
| Book value per share | 19.72 | 19.09 | 19.14 | 24.77 | 35.93 | 19.09 | 47.94 |
| Book value per share, excluding AOCI (a) | 39.94 | 41.45 | 43.37 | 41.85 | 42.31 | 41.45 | 40.01 |
| Weighted-average diluted shares outstanding (in millions) | 125 | 125 | 125 | 107 | 105 | 115 | 105 |
| Common shares outstanding (in millions) | 126 | 126 | 125 | 125 | 105 | 126 | 105 |
| **Select Metrics:** | | | | | | | |
| Return on average equity | 7.1 % | 19.0 % | 23.7 % | 29.6 % | 21.1 % | 19.0 % | 26.7 % |
| Return on average equity, excluding AOCI (a) | 4.0 % | 12.9 % | 19.7 % | 29.9 % | 24.4 % | 12.9 % | 33.9 % |
| Adjusted return on average equity, excluding AOCI (a) | 6.6 % | 7.2 % | 8.5 % | 13.7 % | 15.6 % | 7.2 % | 17.5 % |
| Average assets under management ("AAUM") (a) | $ 44,393 | $ 42,605 | $ 41,081 | $ 39,306 | $ 37,459 | $ 40,069 | $ 31,938 |
| Assets under management ("AUM") (a) | 45,422 | 43,568 | 41,988 | 40,322 | 38,601 | 43,568 | 36,494 |
| Adjusted return on assets (a) | 0.55 % | 0.88 % | 0.76 % | 1.23 % | 0.85 % | 0.88 % | 2.00 % |
| **Sales (a)** | | | | | | | |
| Fixed indexed annuities ("FIA") | $ 1,211 | $ 1,365 | $ 1,109 | $ 1,114 | $ 962 | $ 4,550 | $ 4,310 |
| Fixed rate annuities ("MYGA") | 1,513 | 1,076 | 1,108 | 1,087 | 473 | 3,744 | 1,738 |
| Total annuity | 2,724 | 2,441 | 2,217 | 2,201 | 1,435 | 8,294 | 6,048 |
| Indexed universal life ("IUL") | 37 | 35 | 36 | 29 | 27 | 127 | 87 |
| Funding agreements ("FABN/FHLB") | 256 | — | — | 843 | 600 | 1,443 | 2,310 |
| Pension risk transfer ("PRT") | 264 | 243 | 620 | — | 527 | 1,390 | 1,147 |
| **Gross Sales** | 3,281 | 2,719 | 2,873 | 3,073 | 2,589 | 11,254 | 9,592 |
| Sales attributable to flow reinsurance to third parties | (1,072) | (808) | (660) | (544) | (236) | (2,248) | (869) |
| **Net Sales** | $ 2,209 | $ 1,911 | $ 2,213 | $ 2,529 | $ 2,353 | $ 9,006 | $ 8,723 |

(a) Refer to "Non-GAAP Financial Measures Definitions"

3

**F&G Annuities & Life, Inc.**
**Financial Supplement - March 31, 2023**
**(All periods are unaudited)**

## Consolidated Balance Sheets

| Assets: | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2021 |
|---|---|---|---|---|---|---|
| Investments: | | | | | | |
| Fixed maturity securities available for sale, at fair value, (amortized cost of $38,226), net of allowance for credit losses of $16 at March 31, 2023 | $ 34,197 | $ 31,218 | $ 29,359 | $ 28,398 | $ 29,478 | $ 29,962 |
| Preferred securities, at fair value | 691 | 722 | 812 | 839 | 934 | 1,028 |
| Equity securities, at fair value | 106 | 101 | 110 | 119 | 139 | 143 |
| Derivative investments | 432 | 244 | 108 | 145 | 487 | 816 |
| Mortgage loans, net of allowance for credit losses of $60 at March 31, 2023 | 4,984 | 4,554 | 4,533 | 4,437 | 4,217 | 3,749 |
| Investments in unconsolidated affiliates | 2,669 | 2,455 | 2,814 | 2,689 | 2,717 | 2,371 |
| Other long-term investments | 565 | 537 | 512 | 507 | 489 | 468 |
| Short-term investments | 776 | 1,556 | 42 | 823 | 387 | 373 |
| Total investments | $ 44,420 | $ 41,387 | $ 38,290 | $ 37,957 | $ 38,848 | $ 38,910 |
| Cash and cash equivalents | 1,584 | 960 | 1,384 | 992 | 1,168 | 1,533 |
| Reinsurance recoverable, net of allowance for credit losses of $9 at March 31, 2023 | 6,361 | 5,417 | 4,619 | 4,071 | 3,717 | 3,587 |
| Goodwill | 1,749 | 1,749 | 1,749 | 1,749 | 1,749 | 1,749 |
| Prepaid expenses and other assets | 948 | 941 | 874 | 1,026 | 651 | 637 |
| Other intangible assets, net | 3,677 | 3,429 | 3,268 | 3,153 | 3,020 | 2,863 |
| Market risk benefits asset | 106 | 117 | 121 | 86 | 29 | 41 |
| Income taxes receivable | 25 | 28 | 49 | 64 | 46 | 50 |
| Deferred tax asset, net | 544 | 600 | 516 | 310 | 4 | — |
| **Total assets** | $ 59,414 | $ 54,628 | $ 50,870 | $ 49,408 | $ 49,232 | $ 49,370 |
| **Liabilities and Equity:** | | | | | | |
| Contractholder funds | $ 43,379 | $ 40,843 | $ 38,789 | $ 37,302 | $ 35,631 | $ 34,753 |
| Future policy benefits | 5,371 | 5,021 | 4,691 | 4,486 | 4,976 | 4,918 |
| Market risk benefits liability | 324 | 282 | 242 | 292 | 486 | 469 |
| Accounts payable and accrued liabilities | 1,453 | 1,260 | 1,284 | 1,382 | 1,539 | 1,366 |
| Deferred tax liability, net | — | — | — | — | — | 177 |
| Notes payable | 1,572 | 1,114 | 571 | 573 | 975 | 977 |
| Funds withheld for reinsurance liabilities | 4,830 | 3,703 | 2,900 | 2,277 | 1,852 | 1,676 |
| **Total liabilities** | $ 56,929 | $ 52,223 | $ 48,477 | $ 46,312 | $ 45,459 | $ 44,336 |
| **Equity:** | | | | | | |
| F&G common stock $0.001 par value; authorized 500,000,000 shares as of March 31, 2023; outstanding and issued shares of 126,379,456 and 126,387,218 as of March 31, 2023, respectively | — | — | — | — | — | — |
| Additional paid-in-capital | 3,167 | 3,162 | 3,159 | 3,156 | 2,753 | 2,750 |
| Retained earnings | 1,866 | 2,061 | 2,262 | 2,075 | 1,690 | 1,451 |
| Accumulated other comprehensive (loss) income ("AOCI") | (2,548) | (2,818) | (3,028) | (2,135) | (670) | 833 |
| Treasury stock, at cost (7,762 shares at March 31, 2023) | — | — | — | — | — | — |
| **Total equity** | $ 2,485 | $ 2,405 | $ 2,393 | $ 3,096 | $ 3,773 | $ 5,034 |
| **Total liabilities and equity** | $ 59,414 | $ 54,628 | $ 50,870 | $ 49,408 | $ 49,232 | $ 49,370 |

4

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2023
(All periods are unaudited)

## Consolidated Statements of Operations

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| **Revenues:** | | | | | | | |
| Life insurance premiums and other fees | $ 365 | $ 335 | $ 702 | $ 71 | $ 596 | $ 1,704 | $ 1,407 |
| Interest and investment income | 519 | 439 | 340 | 425 | 451 | 1,655 | 1,852 |
| Recognized gains and losses, net | (15) | (147) | (140) | (426) | (297) | (1,010) | 715 |
| Total revenues | 869 | 627 | 902 | 70 | 750 | 2,349 | 3,974 |
| **Benefits and expenses:** | | | | | | | |
| Benefits and other changes in policy reserves | 812 | 730 | 570 | (377) | 203 | 1,126 | 1,932 |
| Market risk benefit (gains) losses | 59 | 5 | (68) | (189) | 70 | (182) | (44) |
| Depreciation and amortization | 90 | 86 | 82 | 80 | 76 | 324 | 271 |
| Personnel costs | 53 | 47 | 46 | 34 | 30 | 157 | 129 |
| Other operating expenses | 36 | 25 | 28 | 31 | 18 | 102 | 105 |
| Interest expense | 22 | 6 | 6 | 9 | 8 | 29 | 29 |
| Total benefits and expenses | 1,072 | 899 | 664 | (412) | 405 | 1,556 | 2,422 |
| | | | | | | | |
| Earnings (loss) from continuing operations before income taxes | (203) | (272) | 238 | 482 | 345 | 793 | 1,552 |
| Income tax expense (benefit) | (8) | (96) | 51 | 97 | 106 | 158 | 320 |
| Earnings (loss) from continuing operations | (195) | (176) | 187 | 385 | 239 | 635 | 1,232 |
| Earnings from discontinued operations, net of tax | — | — | — | — | — | — | 8 |
| **Net earnings (loss)** | $ (195) | $ (176) | $ 187 | $ 385 | $ 239 | $ 635 | $ 1,240 |
| | | | | | | | |
| **Net earnings (loss) per common share:** | | | | | | | |
| Basic | $ (1.56) | $ (1.41) | $ 1.50 | $ 3.60 | $ 2.28 | $ 5.52 | $ 11.81 |
| Diluted | $ (1.56) | $ (1.41) | $ 1.50 | $ 3.60 | $ 2.28 | $ 5.52 | $ 11.81 |
| **Weighted average common shares used in computing net earnings (loss) per common share:** | | | | | | | |
| Basic | 125 | 125 | 125 | 107 | 105 | 115 | 105 |
| Diluted | 125 | 125 | 125 | 107 | 105 | 115 | 105 |

5

**F&G Annuities & Life, Inc.**
**Financial Supplement - March 31, 2023**
**(All periods are unaudited)**

## Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) (a) (b)

The table below provides a comparison of adjusted net earnings (loss) by quarter and for the years ended December 31, 2022 and 2021 (Refer to "Non-GAAP Financial Measures Definitions").

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Net earnings (loss) from continuing operations | $ (195) | $ (176) | $ 187 | $ 385 | $ 239 | $ 635 | $ 1,232 |
| **Non-GAAP adjustments (a):** | | | | | | | |
| Recognized (gains) and losses, net | | | | | | | |
| Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets | 48 | 110 | 70 | 161 | 105 | 446 | (56) |
| Change in allowance for expected credit losses | 8 | 11 | 6 | 7 | — | 24 | (5) |
| Change in fair value of reinsurance related embedded derivatives | 19 | 5 | (94) | (141) | (122) | (352) | (34) |
| Change in fair value of other derivatives and embedded derivatives | (1) | 10 | (7) | (4) | — | (1) | (14) |
| Recognized (gains) losses, net | 74 | 136 | (25) | 23 | (17) | 117 | (109) |
| Market related liability adjustments | 244 | 217 | (237) | (324) | (190) | (534) | (233) |
| Purchase price amortization | 5 | 5 | 5 | 5 | 6 | 21 | 26 |
| Transaction costs and other non-recurring items (c) | 2 | 2 | 4 | 4 | — | 10 | (430) |
| Income taxes on non-GAAP adjustments | (69) | (54) | 54 | 62 | 42 | 104 | 154 |
| **Adjusted net earnings (loss) (a) (b)** | $ 61 | $ 130 | $ (12) | $ 155 | $ 80 | $ 353 | $ 640 |

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9.

(c) The year ended December 31, 2021 amount includes a one-time favorable adjustment to benefits and other changes in policy reserves resulting from an actuarial system conversion at September 31, 2021, which reflects modeling enhancement and other refinements of $435 million.

6

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2023
(All periods are unaudited)

## Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share (a) (b)

The table below provides a comparison of adjusted net earnings (loss) per diluted share by quarter and for the years ended December 31, 2022 and 2021 (Refer to "Non-GAAP Financial Measures Definitions").

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Net earnings (loss) per diluted share from continuing operations | $ (1.56) | $ (1.41) | $ 1.50 | $ 3.60 | $ 2.28 | $ 5.52 | $ 11.73 |
| **Non-GAAP adjustments (a):** | | | | | | | |
| Recognized (gains) and losses, net | | | | | | | |
| Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets | $ 0.38 | $ 0.88 | $ 0.56 | $ 1.50 | $ 1.00 | $ 3.88 | $ (0.53) |
| Change in allowance for expected credit losses | 0.06 | 0.09 | 0.05 | 0.07 | — | 0.21 | (0.05) |
| Change in fair value of reinsurance related embedded derivatives | 0.15 | 0.04 | (0.75) | (1.32) | (1.16) | (3.06) | (0.32) |
| Change in fair value of other derivatives and embedded derivatives | (0.01) | 0.08 | (0.06) | (0.04) | — | (0.01) | (0.13) |
| Recognized (gains) losses, net | 0.58 | 1.09 | (0.20) | 0.21 | (0.16) | 1.02 | (1.03) |
| Market related liability adjustments | 1.96 | 1.73 | (1.90) | (3.03) | (1.82) | (4.64) | (2.22) |
| Purchase price amortization | 0.04 | 0.04 | 0.04 | 0.05 | 0.06 | 0.18 | 0.25 |
| Transaction costs and other non-recurring items (c) | 0.02 | 0.02 | 0.03 | 0.04 | — | 0.09 | (4.10) |
| Income taxes on non-GAAP adjustments | (0.55) | (0.43) | 0.43 | 0.58 | 0.40 | 0.90 | 1.47 |
| **Adjusted net earnings (loss) per diluted share (a) (b)** | $ 0.49 | $ 1.04 | $ (0.10) | $ 1.45 | $ 0.76 | $ 3.07 | $ 6.10 |

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9.
(c) The year ended December 31, 2021 amount includes a one-time favorable adjustment to benefits and other changes in policy reserves resulting from an actuarial system conversion at September 31, 2021, which reflects modeling enhancement and other refinements of $4.14 per diluted share.

7

**F&G Annuities & Life, Inc.**
**Financial Supplement - March 31, 2023**
**(All periods are unaudited)**

## Adjusted Net Earnings (Loss) Statement (a) (b)

The table below provides a comparison of adjusted net earnings (loss) by quarter and for the years ended December 31, 2022 and 2021 (Refer to "Non-GAAP Financial Measures Definitions").

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| **Revenues:** | | | | | | | |
| Life insurance premiums and other fees | $ 365 | $ 335 | $ 704 | $ 71 | $ 594 | $ 1,704 | $ 1,408 |
| Interest and investment income (c) | 520 | 439 | 340 | 425 | 451 | 1,655 | 1,852 |
| Recognized gains and losses, net (d) | — | — | — | — | — | — | — |
| Total revenues | 885 | 774 | 1,044 | 496 | 1,045 | 3,359 | 3,260 |
| **Benefits and expenses:** | | | | | | | |
| Benefits and other changes in policy reserves (e) | 545 | 510 | 872 | 223 | 735 | 2,340 | 1,908 |
| Market risk benefit (gains) losses (f) | 23 | 20 | 20 | (63) | 40 | 17 | 43 |
| Depreciation and amortization (g) | 85 | 81 | 91 | 75 | 70 | 317 | 245 |
| Personnel costs | 53 | 47 | 46 | 34 | 30 | 157 | 129 |
| Other operating expenses (h) | 35 | 22 | 24 | 28 | 18 | 92 | 100 |
| Interest expense | 22 | 6 | 6 | 9 | 8 | 29 | 29 |
| Total benefits and expenses | 763 | 686 | 1,059 | 306 | 901 | 2,952 | 2,454 |
| Pre-tax earnings | 122 | 88 | (15) | 190 | 144 | 407 | 806 |
| Income tax expense (benefit) | 61 | (42) | (3) | 35 | 64 | 54 | 166 |
| **Adjusted net earnings (loss) (a) (b)** | $ 61 | $ 130 | $ (12) | $ 155 | $ 80 | $ 353 | $ 640 |
| **Adjusted net earnings (loss) per common share (a):** | | | | | | | |
| Basic | $ 0.49 | $ 1.04 | $ (0.10) | $ 1.45 | $ 0.76 | $ 3.07 | $ 6.10 |
| Diluted | $ 0.49 | $ 1.04 | $ (0.10) | $ 1.45 | $ 0.76 | $ 3.07 | $ 6.10 |
| **Weighted average common shares used in computing adjusted net earnings per common share:** | | | | | | | |
| Basic | 125 | 125 | 125 | 107 | 105 | 115 | 105 |
| Diluted | 125 | 125 | 125 | 107 | 105 | 115 | 105 |

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9.

(c) Refer to Interest and Investment Income and Yield on page 11

(d) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.

(e) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance and changes in the deferral/amortization of initial liability losses on PRT. The year ended December 31, 2021 balance removes changes resulting from the implementation of a new actuarial valuation system at September 30, 2021.

(f) Market risk benefit (gains) losses has been adjusted to remove the changes in the fair value of market risk benefits by deferring current period fair value changes and amortizing the amount deferred over the life of the market risk benefit.

(g) Depreciation and amortization has been adjusted to remove the impact of purchase price amortization.

(h) Other operating expenses have been adjusted to remove the effects of transaction costs.

8

Adjusted Net Earnings (Loss) - Significant Income and Expense Items (a) Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings (loss), as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions). Significant Income and Expense Items Reflected in ANE Alternatives Long-term Expected Return Not Reflected in ANE Weighted Average Diluted Shares Outstanding Three months ended March 31, 2023 Adjusted net earnings of $61 million for the three months ended March 31, 2023 included $99 million of investment income from alternative investments, partially offset by $37 million tax valuation allowance. Alternative investments investment income based on management’s long- term expected return of approximately 10% was $132 million. $62 $132 125 December 31, 2022 Adjusted net earnings of $130 million for the three months ended December 31, 2022 included $41 million of investment income from alternative investments and $58 million one-time tax benefit from carryback of capital losses. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $113 million. $99 $113 125 September 30, 2022 Adjusted net loss of $12 million for the three months ended September 30, 2022 included $11 million of investment loss from alternative investments and $11 million of other net expense items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $106 million. $(22) $106 125 June 30, 2022 Adjusted net earnings of $155 million for the three months ended June 30, 2022 included $70 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, and $6 million of CLO redemption gains and other income. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $100 million. $142 $100 107 March 31, 2022 Adjusted net earnings of $80 million for the three months ended March 31, 2022 included $102 million of investment income from alternative investments, $18 million income of CLO redemption gains and other investment income, partially offset by $38 million tax valuation allowance expense. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $100 million. $82 $100 105 Year ended December 31, 2022 Adjusted net earnings of $353 million for the year ended December 31, 2022 included $202 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, $20 million net, tax benefits and $13 million net, CLO redemption gains and other income and expense items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $419 million. $301 $419 115 December 31, 2021 Adjusted net earnings of $640 million for the year ended December 31, 2021 included $497 million investment income from alternative investments, $73 million of CLO redemption gains and other income and $10 million of other items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $236 million. $580 $236 105 (a) Refer to Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) on page 6, Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share on page 7 and Adjusted Net Earnings (Loss) Statement on page 8. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 9

**F&G Annuities & Life, Inc.**
**Financial Supplement - March 31, 2023**
**(All periods are unaudited)**

## Adjusted Return on Assets

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Interest and investment income | $ 520 | $ 439 | $ 340 | $ 425 | $ 451 | $ 1,655 | $ 1,852 |
| Cost of funds | (297) | (273) | (277) | (155) | (243) | (948) | (794) |
| Product margin | 223 | 166 | 63 | 270 | 208 | 707 | 1,058 |
| Expenses (operating, interest & taxes) | (162) | (36) | (75) | (115) | (128) | (354) | (418) |
| **Adjusted net earnings (loss) (a)** | $ 61 | $ 130 | $ (12) | $ 155 | $ 80 | $ 353 | $ 640 |

| | Annualized year to date | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Portfolio earned yield (b) (c) | 4.69 % | 4.13 % | 4.13 % | 4.57 % | 4.82 % | 4.13 % | 5.80 % |
| Cost of funds (b) | (2.68)% | (2.37)% | (2.29)% | (2.08)% | (2.59)% | (2.37)% | (2.49)% |
| Product margin (b) | 2.01 % | 1.76 % | 1.84 % | 2.49 % | 2.23 % | 1.76 % | 3.31 % |
| Expenses (operating, interest & taxes) (b) | (1.46)% | (0.88)% | (1.08)% | (1.26)% | (1.38)% | (0.88)% | (1.31)% |
| **Adjusted return on assets (a) (b)** | 0.55 % | 0.88 % | 0.76 % | 1.23 % | 0.85 % | 0.88 % | 2.00 % |
| **AAUM YTD (a)** | $ 44,393 | $ 40,069 | $ 39,246 | $ 38,351 | $ 37,459 | $ 40,069 | $ 31,938 |

## Assets Under Management Rollforward and Average Assets Under Management

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| AUM at beginning of period (a) | $ 43,568 | $ 41,988 | $ 40,322 | $ 38,601 | $ 36,494 | $ 36,494 | $ 28,553 |
| Net new business asset flows | 2,387 | 1,868 | 2,177 | 2,271 | 2,223 | 8,539 | 8,393 |
| Net flow reinsurance to third parties | (992) | (835) | (511) | (550) | (116) | (2,012) | (852) |
| Debt issuance (repayment) proceeds, net | 459 | 547 | — | — | — | 547 | 400 |
| AUM at end of period (a) | $ 45,422 | $ 43,568 | $ 41,988 | $ 40,322 | $ 38,601 | $ 43,568 | $ 36,494 |
| AAUM (a) | $ 44,393 | $ 42,605 | $ 41,081 | $ 39,306 | $ 37,459 | $ 40,069 | $ 31,938 |

(a) Refer to "Non-GAAP Financial Measures Definitions"
(b) Calculated by dividing applicable annualized year-to-date amount by year-to-date AAUM.
(c) Yield on AAUM reflects significant income and expense items, such as alternative investment mark-to-market, gains on CLO redemptions and bond prepay income. See page 9 for further discussion of these items.

10

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2023
(All periods are unaudited)

## Interest and Investment Income and Yield

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Interest and investment income (b) | $ 519 | $ 439 | $ 340 | $ 425 | $ 451 | $ 1,655 | $ 1,852 |
| AAUM (a) | 44,393 | 42,605 | 41,081 | 39,306 | 37,459 | 40,069 | 31,938 |
| Yield on AAUM (a) | 4.68 % | 4.12 % | 3.31 % | 4.33 % | 4.82 % | 4.13 % | 5.80 % |
| Less: Alternative investment income (b)(c) | 110 | 45 | (24) | 83 | 125 | 229 | 616 |
| Less: Variable investment income (d) | — | — | — | 8 | 22 | 30 | 96 |
| Fixed income and other net investment income (b)(e) | $ 409 | $ 394 | $ 364 | $ 334 | $ 304 | $ 1,396 | $ 1,140 |
| AAUM, excluding alternative investments | 37,810 | 36,055 | 35,250 | 33,963 | 32,614 | 34,460 | 28,923 |
| Yield on AAUM, excluding alternative investments and variable investment income | 4.33 % | 4.37 % | 4.13 % | 3.93 % | 3.73 % | 4.05 % | 3.94 % |

(a) Refer to" Non-GAAP Financial Measures Definitions".
(b) Reflects interest and investment income net of investment expense.
(c) Includes interest and investment income from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as asset backed securities.
(d) Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation prepayments and other miscellaneous investment income.
(e) Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments.

11

**F&G Annuities & Life, Inc.**
**Financial Supplement - March 31, 2023**
**(All periods are unaudited)**

## Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI

| | Three months ended | | | | | |
|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2021 |
| **Capitalization:** | | | | | | |
| Notes payable (aggregate principal amount) | 1,565 | 1,100 | 550 | 550 | 950 | 950 |
| Total Equity | 2,485 | 2,405 | 2,393 | 3,096 | 3,773 | 5,034 |
| **Total Capitalization** | 4,050 | 3,505 | 2,943 | 3,646 | 4,723 | 5,984 |
| Less: AOCI | (2,548) | (2,818) | (3,028) | (2,135) | (670) | 833 |
| Total Capitalization excluding AOCI (a) | $ 6,598 | $ 6,323 | $ 5,971 | $ 5,781 | $ 5,393 | $ 5,151 |
| **Reconciliation of Total Equity to Total Equity excluding AOCI:** | | | | | | |
| Total Equity | 2,485 | 2,405 | 2,393 | 3,096 | 3,773 | 5,034 |
| Less: AOCI | (2,548) | (2,818) | (3,028) | (2,135) | (670) | 833 |
| Total Equity excluding AOCI (a) | $ 5,033 | $ 5,223 | $ 5,421 | $ 5,231 | $ 4,443 | $ 4,201 |
| **Debt-to-Capital Ratio:** | | | | | | |
| Total Debt to Capitalization, excluding AOCI (a) | 23.7 % | 17.4 % | 9.2 % | 9.5 % | 17.6 % | 18.4 % |

(a) Refer to "Non-GAAP Financial Measures Definitions."

## Reconciliation of Return on Equity (ROE) to Adjusted ROE

| | Twelve months ended | | | | | |
|---|---|---|---|---|---|---|
| **Reconciliation of the Twelve Month Rolling ROE to Adjusted ROE** | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2021 |
| Return on average equity | 7.1 % | 19.0 % | 23.7 % | 29.6 % | 21.1 % | 26.7 % |
| AOCI | (3.1)% | (6.1)% | (4.0)% | 0.3 % | 3.3 % | 7.2 % |
| Return on average equity, excluding AOCI (a) | 4.0 % | 12.9 % | 19.7 % | 29.9 % | 24.4 % | 33.9 % |
| Aggregate adjustments to arrive at adjusted net earnings (b) | 2.6 % | (5.7)% | (11.2)% | (16.2)% | (8.8)% | (16.4)% |
| Adjusted return on average equity, excluding AOCI (a) | 6.6 % | 7.2 % | 8.5 % | 13.7 % | 15.6 % | 17.5 % |

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Refer to "Reconcilation from Net Earnings (Loss) to Adjusted Net Earnings (Loss)" on page 6 for further details on individual adjustments.

12

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company & Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Ba2 Outlook Stable Stable Positive Senior Unsecured Notes (2028 maturity) Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Ba1 Outlook Stable Stable Positive Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB- BBB- BBB Not Rated Outlook Positive Stable Stable Senior Unsecured Notes (2025 maturity) (a) BBB- BBB BBB Baa2 Outlook Positive Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A- A- A- Baa1 Outlook Positive Stable Stable Positive Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A- A- A- Not Rated Outlook Positive Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- Baa1 Outlook Stable Stable Positive F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable (a) Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 13

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2023
(All periods are unaudited)

## GAAP Net Reserve Summary

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Fixed indexed annuities | $ 25,749 | $ 24,688 | $ 23,473 | $ 23,038 | $ 23,047 | $ 24,688 | $ 23,050 |
| Fixed rate annuities | 5,955 | 5,637 | 5,607 | 5,260 | 4,802 | 5,637 | 4,678 |
| Single premium immediate annuity and other | 1,768 | 1,711 | 1,705 | 1,840 | 2,037 | 1,711 | 2,217 |
| Indexed universal and other life | 2,027 | 1,926 | 1,824 | 1,829 | 1,902 | 1,926 | 2,006 |
| Funding agreements | 4,751 | 4,595 | 4,604 | 4,608 | 4,003 | 4,595 | 3,447 |
| Pension risk transfer | 2,463 | 2,172 | 1,890 | 1,434 | 1,585 | 2,172 | 1,155 |
| **Total product reserves** | $ 42,713 | $ 40,729 | $ 39,103 | $ 38,009 | $ 37,376 | $ 40,729 | $ 36,553 |

## Annuity Account Balance Rollforward (a)

| | Three months ended | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2023 | December 31, 2022 | September 30, 2022 | June 30, 2022 | March 31, 2022 | December 31, 2022 | December 31, 2021 |
| Annuity balances at beginning of period: | $ 30,403 | $ 29,514 | $ 28,478 | $ 27,331 | $ 26,673 | $ 26,673 | $ 22,992 |
| Net deposits | 1,638 | 1,661 | 1,598 | 1,673 | 1,073 | 6,005 | 5,287 |
| Surrenders, withdrawals, deaths, etc. | (772) | (806) | (600) | (596) | (539) | (2,541) | (2,355) |
| Net flows | 866 | 855 | 998 | 1,077 | 534 | 3,464 | 2,932 |
| Premium and interest bonuses | 21 | 23 | 19 | 21 | 22 | 85 | 82 |
| Fixed interest credited and index credits | 64 | 57 | 58 | 91 | 142 | 348 | 816 |
| Guaranteed product rider fees | (42) | (46) | (39) | (42) | (40) | (167) | (149) |
| Account balance at end of period | $ 31,312 | $ 30,403 | $ 29,514 | $ 28,478 | $ 27,331 | $ 30,403 | $ 26,673 |

(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

14

Annuity Liability Characteristics Fixed Annuities Account Value Fixed Index Annuities Account Value SURRENDER CHARGE PERCENTAGES: March 31, 2023 No surrender charge $ 339 $ 2,475 0.0% < 2.0% 13 193 2.0% < 4.0% 44 1,089 4.0% < 6.0% 1,052 2,400 6.0% < 8.0% 1,475 4,242 8.0% < 10.0% 2,934 9,241 10.0% or greater — 5,815 $ 5,857 $ 25,455 Fixed Annuities Account Value Fixed Index Annuities Account Value CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL: March 31, 2023 No differential $ 494 $ 1,396 0.0% - 1.0% 599 1,149 1.0% - 2.0% 1,539 78 2.0% - 3.0% 2,028 80 3.0% - 4.0% 710 209 4.0% - 5.0% 487 19 Allocated to index strategies — 22,524 $ 5,857 $ 25,455 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 15

**F&G Annuities & Life, Inc.**
**Financial Supplement - March 31, 2023**
**(All periods are unaudited)**

## Summary of Invested Assets by Asset Class

| | March 31, 2023 | | | December 31, 2022 | | |
|---|---|---|---|---|---|---|
| | Amortized Cost | Fair Value | Percent | Amortized Cost | Fair Value | Percent |
| Fixed maturity securities, available for sale: | | | | | | |
| United States Government full faith and credit | $ 72 | $ 71 | — % | $ 34 | $ 32 | — % |
| United States Government sponsored entities | 43 | 40 | — % | 46 | 42 | — % |
| United States municipalities, states and territories | 1,797 | 1,581 | 3 % | 1,695 | 1,410 | 3 % |
| Foreign Governments | 211 | 172 | — % | 185 | 148 | — % |
| Corporate securities: | | | | | | |
| Finance, insurance and real estate | 6,734 | 5,960 | 14 % | 5,969 | 5,085 | 12 % |
| Manufacturing, construction and mining | 1,093 | 931 | 2 % | 896 | 737 | 2 % |
| Utilities, energy and related sectors | 2,678 | 2,185 | 5 % | 2,915 | 2,275 | 6 % |
| Wholesale/retail trade | 2,469 | 2,064 | 5 % | 2,535 | 2,008 | 5 % |
| Services, media and other | 3,956 | 3,251 | 7 % | 3,564 | 2,794 | 7 % |
| Hybrid securities | 828 | 754 | 2 % | 781 | 705 | 2 % |
| Non-agency residential mortgage-backed securities | 1,721 | 1,624 | 4 % | 1,585 | 1,479 | 4 % |
| Commercial mortgage-backed securities | 4,004 | 3,672 | 8 % | 3,309 | 3,036 | 7 % |
| Asset-backed securities | 8,160 | 7,631 | 17 % | 7,749 | 7,245 | 18 % |
| CLO securities | 4,460 | 4,261 | 10 % | 4,460 | 4,222 | 10 % |
| **Total fixed maturity securities, available for sale** | $ 38,226 | $ 34,197 | 77 % | $ 35,723 | $ 31,218 | 76 % |
| Equity securities | 935 | 797 | 2 % | 992 | 823 | 2 % |
| Limited partnerships: | | | | | | |
| Private equity | 1,161 | 1,161 | 3 % | 1,129 | 1,129 | 3 % |
| Real assets | 433 | 433 | 1 % | 436 | 431 | 1 % |
| Credit | 967 | 964 | 2 % | 867 | 867 | 2 % |
| **Limited partnerships** | 2,561 | 2,558 | 6 % | 2,432 | 2,427 | 6 % |
| Commercial mortgage loans | 2,458 | 2,178 | 5 % | 2,406 | 2,083 | 5 % |
| Residential mortgage loans | 2,526 | 2,323 | 5 % | 2,148 | 1,892 | 5 % |
| Other (primarily derivatives and company owned life insurance) | 1,276 | 1,108 | 3 % | 1,137 | 809 | 2 % |
| Short term investments | 776 | 776 | 2 % | 1,556 | 1,556 | 4 % |
| **Total investments (a)** | $ 48,758 | $ 43,937 | 100 % | $ 46,394 | $ 40,808 | 100 % |

(a) Asset duration of 5.2 years and 4.9 years vs. liability duration of 4.8 years and 5.1 years for the periods ending March 31, 2023 and December 31, 2022, respectively.

16

Credit Quality of Fixed Maturity Securities March 31, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 21,164 62 % BBB 2 11,204 33 % BB 3 1,477 4 % B 4 184 1 % CCC 5 88 — % In or near default 6 80 — % Total $ 34,197 100 % Top 5 Reinsurers March 31, 2023 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable (a) AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 4,073 A- — — — Wilton Re 1,184 A+ — A — Somerset Reinsurance Ltd 553 A- BBB+ — — London Life Reinsurance Co. 105 A+ — — — Security Life of Denver 93 — — A- Baa1 (a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 17

Shareholder Information NYSE: FG Common Stock Information High Low Close 2022 Fourth Quarter - period from 12/1/2022 to 12/30/2022 (a) $ 22.12 $ 17.34 $ 20.01 2023 First Quarter $ 24.41 $ 15.56 $ 18.12 (a) For IRS Form 8937, see "Tax Basis Information for F&G Distribution to FNF Shareholders" dated December 1, 2022 available at www.investor.fnf.com/investor-relations. Quarterly Cash Dividend History Ex-Dividend Date Record Date Payable Date Amount per Share 2023 First Quarter - Inaugural Dividend (b) 1/13/2023 1/17/2023 1/31/2023 $ 0.20 Second Quarter 6/15/2023 6/16/2023 6/30/2023 $ 0.20 (b) F&G will announce the record date and payment date for each future dividend following completion of the relevant fiscal quarter and expects future dividends to be paid in the third month of each subsequent quarter. Corporate Headquarters: Research Analyst Coverage: F&G Annuities & Life, Inc. John Campbell 801 Grand Avenue Stephens, Inc. Suite 2600 (501) 377-6362 Des Moines, IA 50309 john.campbell@stephens.com Investor Contact: Lisa Foxworthy-Parker SVP, Investor & External Relations Investor.relations@fglife.com (515) 330-3307 Transfer Agent: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 18

Non-GAAP Financial Measures Definitions The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effect of changes in fair value of the reinsurance related embedded derivative; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (“VODA”)) recognized as a result of acquisition activities; (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years. (vi) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Net Earnings per Common Share Adjusted net earnings per common share is calculated as adjusted net earnings divided by the weighted-average common shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings per Diluted Share Adjusted net earnings per diluted share is calculated as adjusted net earnings divided by the weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets Adjusted return on assets is calculated by dividing year-to-date annualized adjusted net earnings by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 19

Non-GAAP Financial Measures Definitions (continued) Adjusted Return on Average Equity excluding AOCI Adjusted return on average equity is calculated by dividing annualized adjusted earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings (loss). Assets Under Management (AUM) AUM uses the following components: (i) total invested assets at amortized cost, excluding derivatives, net of reinsurance qualifying for risk transfer in accordance with GAAP; (ii) related party loans and investments; (iii) accrued investment income; (iv) the net payable/receivable for the purchase/sale of investments; and (v) cash and cash equivalents excluding derivative collateral at the end of the period Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Book Value per Share excluding AOCI Book value per share excluding AOCI is calculated as total equity (or total equity excluding AOCI) divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 20

Non-GAAP Financial Measures Definitions (continued) Total Capitalization excluding AOCI Total Capitalization excluding AOCI is based on Total Equity and the total aggregate principal amount of debt and Total Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Total Debt-to-Capitalization excluding AOCI Debt-to-capital ratio excluding AOCI is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity excluding AOCI Total equity excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2023 (All periods are unaudited) 21